UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 31, 2005

Annuity and Life Re (Holdings), Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-16561		66-0619270

(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

Cumberland House, 1 Victoria Street, Hamilton, Bermuda		HM 11

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 296-7667

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Definitive Material Agreement.

     As contemplated by a previously announced letter of intent dated December 31, 2004, on January 31, 2005, a wholly-owned subsidiary of Annuity and Life Re (Holdings), Ltd. (the “Company”) entered into definitive documents and completed the termination and recapture of its annuity reinsurance agreement with Transamerica Occidental Life Insurance Company (“Transamerica”). The Company and Transamerica entered into an Amendment of the annuity reinsurance agreement between the two parties, effective as of December 1, 2004 (the “Amendment”). Pursuant to the Amendment, the annuity reinsurance contract between Transamerica and the Company was terminated, and Transamerica recaptured all business ceded under the contract effective as of December 1, 2004. In consideration of the recapture, the Company paid Transamerica all amounts owed under the annuity reinsurance contract through November 30, 2004, along with a termination premium of $14.0 million.

     Also as contemplated by the previously announced letter of intent, on January 31, 2005, the Company entered into a Master Agreement (the “Master Agreement”) with Transamerica, pursuant to which the Company novated to Transamerica two blocks of life reinsurance as of December 31, 2004. In consideration of these novation transactions, the Company paid Transamerica $18.5 million. The amount paid to Transamerica in connection with the novations was based on models and data prepared by the Company, and is subject to adjustment based on certain factors, including Transamerica’s validation of the Company’s models. In addition, if Transamerica cannot obtain Sarbanes-Oxley clearance from its Steering Committee with respect to the two blocks of life reinsurance, the Company and Transamerica have agreed to take steps to unwind the novations. Transamerica must notify the Company by March 2, 2005 if it is unable to obtain such clearance.

     In connection with the consummation of the novations of the two blocks of life reinsurance and the termination of the annuity reinsurance contract, approximately $29 million of collateral held in a trust established with respect to certain of the life reinsurance contracts was transferred to Transamerica. In addition, the letters of credit posted by the Company on behalf of the cedent under another of the life reinsurance contracts were cancelled and the collateral securing those letters of credit was released. All amounts paid to Transamerica in connection with the novation and recapture transactions were paid from this collateral. Following those payments, approximately $8 million of cash and securities previously posted as collateral was released to the Company.

     The Company expects to report substantial charges in the fourth quarter of 2004 relating to the transactions described above. While the Company is still preparing its financial results for the fourth quarter of 2004, it anticipates a GAAP loss of approximately $61 million relating to the novation and recapture transactions. For a discussion of the pro forma impact of the novation and recapture transactions described in this Item 1.01, please see Item 9.01.

     The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by the Company or on its behalf. All statements which address operating performance, events or developments that the Company expects or anticipates may occur in the future are forward-looking statements. These statements are made on the basis of management’s views and assumptions; as a result, there can be no assurance that management’s expectations will necessarily come to pass. The Company cautions that actual events and results could differ materially from those expressed or implied in forward-looking statements. Important factors that could cause actual events or the Company’s actual results of operations or financial condition to differ from those expressed or implied in the Company’s forward-looking statements include, but are not limited to, any post-closing adjustments that may be required under the definitive transaction documents and Transamerica’s securing appropriate clearance of the novation transactions described herein. Investors are also directed to consider the risks and uncertainties discussed in other documents the Company has filed with the Securities and Exchange Commission, and in particular, the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, as amended. The Company does not undertake to update any forward-looking statement that may be made from time to time by or on the Company’s behalf.

Item 2.01. Completion of Acquisition or Disposition of Assets.

     As described in Item 1.01, on January 31, 2005, the Company completed the previously announced novation to Transamerica of two blocks of life reinsurance as of December 31, 2004, and the recapture of its largest annuity reinsurance contract as of December 1, 2004. The description of the novation and recapture transactions is set forth in Item 1.01 and is incorporated into this Item 2.01 by reference. For a discussion of the pro forma impact of the novation and recapture transactions, please see Item 9.01.

Item 2.02. Results of Operations and Financial Condition.

     As described in Item 1.01, on January 31, 2005, the Company completed the previously announced novation to Transamerica of two blocks of life reinsurance as of December 31, 2004, and the recapture of its largest annuity reinsurance contract as of December 1, 2004. The description of the anticipated effect of the novation and recapture transactions on the Company’s financial results for the fourth quarter of 2004 is set forth in Item 1.01 and is incorporated into this Item 2.02 by reference. For a discussion of the pro forma impact of the novation and recapture transactions, please see Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Pro Forma Financial Information.

UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

     To illustrate the effect of the novation and recapture transactions discussed in Item 1.01 on its business (the “Transamerica Transactions”), the Company has prepared an Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2003 and the nine month period ended September 30, 2004. As described below, the Company has also set forth the pro forma effects of certain other recaptures and terminations that took place in 2003 (the “2003 Transactions”) and the recapture of its guaranteed minimum death benefit and guaranteed minimum income benefit reinsurance agreement with Connecticut General Life Insurance Company (the “CIGNA Recapture”), which was effective as of June 30, 2004. The Company believes that reflecting these additional transactions in the Unaudited Pro Forma Consolidated Statements of Operations as described below will provide investors with a better understanding of the financial performance of the Company’s remaining reinsurance contracts over the periods presented.

     The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004 adjusts the Company’s reported balance sheet by assuming that the Transamerica Transactions occurred on September 30, 2004.

     The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003 adjusts the Company’s reported statement of operations by assuming that:

▪	all of the 2003 Transactions occurred on January 1, 2003;

▪	the Transamerica Transactions occurred on January 1, 2003; and

▪	the CIGNA Recapture occurred on January 1, 2003.

     The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine month period ended September 30, 2004 adjusts the Company’s reported statement of operations by assuming that:

▪	the Transamerica Transactions occurred on January 1, 2003; and

▪	the CIGNA Recapture occurred on January 1, 2003.

     The Unaudited Pro Forma Condensed Consolidated Statements of Operations exclude charges and expenses of approximately $60,627,000 associated with the Transamerica Transactions, which are primarily the result of payments to Transamerica of approximately $32,500,000 and the write off of approximately $88,014,000 of deferred acquisition costs, partially offset by the release of reserves in excess of funds withheld at interest of approximately $23,032,000 and the release of reserves related to the novated blocks of life reinsurance of approximately $36,855,000.

     The unaudited pro forma condensed consolidated financial statements included in this report are provided for informational purposes only and do not purport to represent what the Company’s financial condition or results of operations would actually have been had the transactions described herein in fact occurred as of the dates indicated above, nor does the information purport to project the Company’s financial condition or results of operations at any future date or for any future period.

Annuity and Life Re (Holdings), Ltd.
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004
(Unaudited and in U.S. Dollars)

		2004		2004
		TA Annuity		Life Novations
	Reported	Recapture		To TA		Pro Forma
Assets
Cash and cash equivalents	$56,933,773	$(20,200,831	) (A)	$(18,500,000	) (G)	$18,232,942
Fixed maturity investments at fair value	83,287,548	—		—		83,287,548
Funds withheld at interest	596,544,390	(537,133,664	) (B)	—		59,410,726
Accrued investment income	1,033,470	—		—		1,033,470
Receivable for reinsurance ceded	82,627,663	—		—		82,627,633
Deposits and other reinsurance receivables	3,656,664	—		—		3,656,664
Deferred policy acquisition costs	95,787,457	(63,083,919	) (C)	(25,615,330	) (H)	7,088,208
Other assets	752,990	—		—		752,990

Total Assets	$920,623,955	$(620,418,414)		$(44,115,330)		$256,090,211

Liabilities
Reserves for future policy benefits	$151,673,217	$—		$(35,106,365	) (I)	$116,566,852
Interest sensitive contracts liability	621,979,101	(560,349,828	) (D)	—		61,629,273
Other reinsurance liabilities	15,381,098	(6,016,715	) (E)	(2,433,829	) (J)	6,930,554
Accounts payable and accrued expenses	5,519,109	—		—		5,519,109

Total Liabilities	$794,552,525	$(566,366,543)		$(37,540,194)		$190,645,788

Stockholders’ Equity
Preferred shares (par value $1.00; 50,000,000 shares authorized; no shares outstanding)	$—	$—		$—		$—
Common shares (par value $1.00; 100,000,000 shares authorized; 26,395,928 shares at September 30, 2004)	26,395,928	—		—		26,395,928
Additional paid-in capital	334,041,944	—		—		334,041,944
Stock warrants	1,350,000	—		—		1,350,000
Unamortized stock-based compensation	(781,376)	—		—		(781,376)
Accumulated other comprehensive income	1,038,094	—		—		1,038,094
(Deficit) Retained earnings	(235,973,160)	(54,051,871	) (F)	(6,575,136	) (K)	(296,600,167)

Total Stockholders’ Equity	$126,071,430	$(54,051,871)		$(6,575,136)		$65,444,423

Total Liabilities and Stockholders’ Equity	$920,623,955	$(620,418,414)		$(44,115,330)		$256,090,211

(A)	To record cash paid to Transamerica for settlements currently due and to effect the recapture of the annuity reinsurance agreement.

(B)	To record the transfer of Funds withheld at interest receivable associated with the Transamerica annuity reinsurance agreement.

(C)	To record the write off of deferred acquisition costs associated with the Transamerica annuity reinsurance agreement.

(D)	To record the transfer of the Company’s Interest sensitive contracts liability associated with the Transamerica annuity reinsurance agreement.

(E)	To record the payment of liabilities due to Transamerica as of November 30, 2004 and the impact on operating income during the fourth quarter of 2004 from the annuity reinsurance agreement.

(F)	Pro forma impact on net income of the recapture of the Transamerica annuity reinsurance agreement.

(G)	To record cash payments to Transamerica to effect the novation of the life reinsurance agreements.

(H)	To record the write off of deferred acquisition costs associated with the novated life reinsurance agreements.

(I)	To record the release of policyholder benefit reserves associated with the novated life reinsurance agreements.

(J)	To record the impact on operating income during the fourth quarter of 2004 associated with the novated life reinsurance agreements.

(K)	To recognize the net loss resulting from the novation of the life reinsurance agreements effective December 31, 2004.

Annuity and Life Re (Holdings), Ltd.
Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2003
(Unaudited and in U.S. Dollars)

		2003		2004		2004		2004
	Reported	Recaptures		TA Annuity Recapture		Life Novations to TA		CIGNA Recapture		Pro Forma
Revenues
Net premiums	$166,972,840	$(103,876,148	) (A)	—		$(30,407,852	) (L)	$(3,019,381	) (O)	$29,669,459
Investment income, net of related expenses	29,042,223	(4,776,844	) (B)	$(14,624,740	) (H)	—		—		9,640,639
Net realized investment gains	6,406,587	—		—		—		—		6,406,587
Net change in fair value of embedded derivatives	16,692,688	(12,322,688	)(C)	—		—		—		4,370,000
Surrender fees and other revenues	7,297,015	943,955	(D)	(7,873,298	) (I)	—		—		367,672

Total Revenues	$226,411,353	$(120,031,725)		$(22,498,038)		$(30,407,852)		$(3,019,381)		$50,454,357

Benefits and Expenses
Claim and policy benefits	$198,002,905	$(143,178,971	) (E)	$—		$(23,714,767	) (M)	$(8,203,341	) (P)	$22,905,826
Interest credited to interest sensitive products	13,980,723	(6,595,271	) (F)	(4,502,091	) (J)	—		—		2,883,361
Policy acquisition costs and other insurance expenses	128,549,288	(85,930,720	) (G)	(21,305,777	) (K)	(11,044,856	) (N)	(75,485	) (Q)	10,192,450
Operating expenses	18,034,021	—		—		—		—		18,034,021

Total Benefits and Expenses	$358,566,937	$(235,704,962)		$(25,807,868)		$(34,759,623)		$(8,278,826)		$54,015,658

Net (Loss)	$(132,155,584)	$115,673,237		$3,309,830		$4,351,771		$5,259,445		$(3,561,301)

Net (loss) per common share:

Basic	$(5.11)	$4.47		$0.13		$0.17		$0.20		$(0.14)
Diluted	$(5.11)	$4.47		$0.13		$0.17		$0.20		$(0.14)

(A)	To reflect reduced Premiums as if the reinsurance agreements terminated in 2003 did not exist in 2003.

(B)	To reflect reduced Net investment income as if the reinsurance agreements terminated in 2003 did not exist in 2003.

(C)	To reflect the Net change in the fair value of embedded derivatives as if the annuity reinsurances agreements terminated in 2003 did not exist in 2003.

(D)	To reflect reduced Surrender fees and other revenue as if the annuity reinsurance agreements terminated in 2003 did not exist in 2003.

(E)	To reflect reduced Claim and policy benefits as if the reinsurance agreements terminated in 2003 did not exist in 2003.

(F)	To reflect reduced Interest credited to interest sensitive contracts as if the annuity reinsurance agreements terminated in 2003 did not exist in 2003.

(G)	To reflect reduced Policy acquisition and other insurance expenses as if the reinsurance agreements terminated in 2003 did not exist in 2003.

(H)	To reflect reduced Net investment income as if the Transamerica annuity reinsurance agreement did not exist in 2003.

(I)	To reflect reduced Surrender fees as if the Transamerica annuity reinsurance agreement did not exist in 2003.

(J)	To reflect reduced Interest credited to interest sensitive contracts as if the Transamerica annuity reinsurance agreement did not exist in 2003.

(K)	To reflect reduced Policy acquisition costs and other insurance expenses as if the Transamerica annuity reinsurance agreement did not exist in 2003.

(L)	To reflect reduced Premiums as if the life blocks novated to Transamerica in 2004 did not exist in 2003.

(M)	To reflect reduced Claims and policy benefits as if the life blocks novated to Transamerica in 2004 did not exist in 2003.

(N)	To reflect reduced Policy acquisition costs and other insurance expenses as if the life blocks novated to Transamerica in 2004 did not exist in 2003.

(O)	To reflect reduced Premiums as if the CIGNA GMDB/GMIB reinsurance agreement did not exist in 2003.

(P)	To reflect reduced Claims and policy benefits as if the CIGNA GMDB/GMIB reinsurance agreement did not exist in 2003.

(Q)	To reflect reduced Policy acquisition costs and other insurance expenses as if the CIGNA GMDB/GMIB reinsurance agreement did not exist in 2003.

Annuity and Life Re (Holdings), Ltd.
Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2004
(Unaudited and in U.S. Dollars)

		2004		2004		2004
		TA Annuity		Life Novations		CIGNA
	Reported	Recapture		to TA		Recapture		Pro Forma
Revenues
Net premiums	$34,565,859	$—		$(19,951,400	) (F)	$(1,302,433	) (I)	$13,312,026
Investment income, net of related expenses	17,875,012	(11,476,353	) (A)	—		—		6,398,659
Net realized investment gains	456,172	—		—		—		456,172
Net change in fair value of embedded derivatives	1,692,113	—		—		—		1,692,113
Surrender fees and other revenues	3,609,905	(3,467,072	) (B)	—		—		142,833

Total Revenues	$58,199,061	$(14,943,425)		$(19,951,400)		$(1,302,433)		$22,001,803

Benefits and Expenses
Claim and policy benefits	$24,683,101	$—		$(11,431,542	) (G)	$(2,537,020	) (J)	$10,714,539
Interest credited to interest sensitive products	10,865,545	(9,584,687	) (C)	—		—		1,280,858
Policy acquisition costs and other insurance expenses	18,529,269	(8,428,295	) (D)	(6,438,077	) (H)	(32,561	) (K)	3,630,336
Operating expenses	12,446,874	—		—		—		12,446,874

Total Benefits and Expenses	$66,524,789	$(18,012,982)		$(17,869,619)		$(2,569,581)		$28,072,607

Net (Loss) Gain before cumulative effect of a change in accounting principal	$(8,325,728)	$3,369,557		$(2,081,781)		$1,267,148		$(6,070,804)
Cumulative effect of a change in accounting principal	$(365,960)	$2,244,720	(E)	$—		$(1,878,760	)(L)	$—

Net (Loss) Gain	$(8,691,688)	$5,314,277		$(2,081,781)		$(611,612)		$(6,070,804)

Net (loss) per common share before cumulative effect of change in accounting principal:
Basic	$(0.32)	$0.12		$(0.08)		$0.05		$(0.23)
Diluted	$(0.32)	$0.12		$(0.08)		$0.05		$(0.23)

Cumulative effect of a change in accounting principal per common share:
Basic	$(0.01)	$0.08		$0.00		$(0.07)		$0.00
Diluted	$(0.01)	$0.08		$0.00		$(0.07)		$0.00

Net (loss) per common share:
Basic	$(0.33)	$0.20		$(0.08)		$(0.02)		$(0.23)
Diluted	$(0.33)	$0.20		$(0.08)		$(0.02)		$(0.23)

(A)	To reflect reduced Net investment income as if the Transamerica annuity agreement did not exist in 2004.

(B)	To reflect reduced Surrender fees and other revenues as if the Transamerica annuity agreement did not exist in 2004.

(C)	To reflect reduced Interest credited to interest sensitive contracts as if the Transamerica annuity agreement did not exist in 2004.

(D)	To reflect reduced Policy acquisition costs and other insurance expenses as if the Transamerica annuity agreement did not exist in 2004.

(E)	To reflect the reversal of the application of the Accounting Standards Executive Committee of the American Institute of CPA’s Statement of Position 03-1 (“SOP 03-1”) to the Transamerica annuity agreement as if that agreement did not exist in 2004.

(F)	To reflect reduced Premiums as if the life blocks novated to Transamerica in 2004 did not exist in 2004.

(G)	To reflect reduced Claim and policy benefits as if the life blocks novated to Transamerica in 2004 did not exist in 2004.

(H)	To reflect reduced Policy acquisition and other insurance expenses as if the life blocks novated to Transamerica in 2004 did not exist in 2004.

(I)	To reflect reduced Premiums as if the GMDB/GMIB agreement recaptured by CIGNA in 2004 did not exist in 2004.

(J)	To reflect reduced Claims and policy benefits as if the GMDB/GMIB agreement recaptured by CIGNA in 2004 did not exist in 2004.

(K)	To reflect reduced Policy acquisition costs and other insurance expenses as if the GMDB/GMIB agreement recaptured by CIGNA in 2004 did not exist in 2004.

(L)	To reflect the reversal of the application of SOP 03-1 to the GMDB/GMIB agreement recaptured by CIGNA in 2004 as if that agreement did not exist in 2004.

(c) Exhibits.

10.1*	Master Agreement by and between Annuity and Life Reassurance, Ltd. and Transamerica Occidental Life Insurance Company, dated as of January 31, 2005.

10.2	Amendment by and between Transamerica Occidental Life Insurance Company and Annuity and Life Reassurance, Ltd., effective December 1, 2004.

*	Exhibits and schedules omitted. The registrant will furnish a supplementary copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNUITY AND LIFE RE (HOLDINGS), LTD.

Date: February 4, 2005	By:	/s/ John W. Lockwood John W. Lockwood Chief Financial Officer

Exhibit Index

10.1*	Master Agreement by and between Annuity and Life Reassurance, Ltd. and Transamerica Occidental Life Insurance Company, dated as of January 31, 2005.

10.2	Amendment by and between Transamerica Occidental Life Insurance Company and Annuity and Life Reassurance, Ltd., effective December 1, 2004.

*	Exhibits and schedules omitted. The registrant will furnish a supplementary copy of any omitted exhibit or schedule to the SEC upon request.